GUGGENHEIM CREDIT ALLOCATION FUND
Supplement dated March 20, 2018
to the Statement of Additional Information (“SAI”),
dated September 27, 2017, as supplemented from time to time.
Effective immediately, Amy J. Lee serves as a Trustee of the Guggenheim Credit Allocation Fund (the “Fund”) and the Fund’s Chief Legal Officer and Brian E. Binder serves as the Fund’s President and Chief Executive Officer. In addition, all references to David C. Cacciapaglia are hereby removed from the SAI.
Accordingly, effective immediately, the following information is hereby added to the table in the “Management of the Funds—Board of Trustees” section of the SAI:

Name, Address(1) and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past Five Years
Interested Trustee
Amy J. Lee Year of Birth: 1961	Trustee, Vice President and Chief Legal Officer	Trustee since February 2018 Vice President since 2015 Chief Legal Officer since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Vice President, certain other funds in the Fund Complex (2015-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	225	None.
(1)	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
(2)	Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified.
In addition, effective immediately, the information regarding Ms. Lee is removed from and the following information regarding Mr. Binder is hereby added to the table in the “Management of the Funds—Executive Officers” section of the SAI:

Name, Address(1) and Year of Birth of Trustees	Position (s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian E. Binder Year of Birth: 1972	President and Chief Executive Officer	Since February 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).
Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

(1)	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
(2)	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.
In addition, effective immediately, the following is added as the eighth paragraph in the “Trustee Qualifications” section of the SAI:
Amy J. Lee. Ms. Lee has served as a Trustee of the Trust and of other funds in the Fund Complex since February 2018. Through her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
In addition, effective immediately, the fourth sentence of the first paragraph in the “Remuneration of Trustees and Officers” section of the SAI is hereby deleted and replaced with the following:
The Investment Adviser compensates its officers and directors who may also serve as officers or Trustees. The Fund does not pay any fees to, or reimburse expenses of, the Interested Trustee.
In addition, effective immediately, the following information is hereby added to the table in the “Trustee Share Ownership” section of the SAI:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee In Fund Complex(1)
Interested Trustee:
Amy J. Lee	$0	$10,001-$50,000
(1)
As of March 20, 2018, the “Fund Complex” consists of 11 closed-end funds, including the Fund, 67 exchange-traded funds and 152 open-end funds. The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Fund Complex is overseen by multiple boards of trustees.

Guggenheim Credit Allocation Fund
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference
March 20, 2018